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                                                                    EXHIBIT 23.2


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of Protherics plc of our report dated March 5, 1999 relating to the consolidated financial statements of Therapeutic Antibodies Inc. and Subsidiaries, which appears in Proteus International plc's registration statement on Form F-4 (File No. 333-85347).




PricewaterhouseCoopers LLP

Louisville, Kentucky
September 27, 1999